UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)     December 1, 2004

IWO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-39746	14-1818487
(Commission File Number)	(IRS Employer Identification No.)
901 Lakeshore Drive Lake Charles, LA	70601
(Address of Principal Executive Offices)	(Zip Code)

(337) 436-9000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On December 1, 2004, IWO Holdings, Inc. (the "Company", "us" or "we") commenced a solicitation of votes in support of our pre-packaged Chapter 11 plan of reorganization by mailing copies of a disclosure statement, attached hereto as Exhibit 99.1, relating to our joint plan of reorganization to holders of our senior notes.

We are furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 to this report is the Disclosure Statement relating to the Company's and its subsidiaries' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated December 1, 2004. The information in this report, including the exhibit hereto, is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed".

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits.
99.1	Disclosure Statement relating to the Company's and its subsidiaries' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated December 1, 2004 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWO HOLDINGS, INC.

By:	/s/ James J. Loughlin, Jr. Name: James J. Loughlin, Jr. Title: Chief Restructuring Officer

Date: December 1, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure Statement relating to the Company's and its subsidiaries' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated December 1, 2004 (furnished and not filed).